PAINEWEBBER GLOBAL INCOME FUND                                 SEMIANNUAL REPORT

                                                                   June 15, 2000

Dear Shareholder,
We are pleased to present you with the semiannual report for PaineWebber Global Income Fund (the "Fund") for the six-month period ended April 30, 2000.

MARKET REVIEW

Developed bond markets, as measured by the Salomon Smith Barney World Government Bond Index (WGBI) gained 3.37% on a U.S. dollar, currency-hedged basis over the six-month period ending April 30, 2000. Because of the general strength of the U.S. dollar over the period, developed bond markets lost 4.35% measured in U.S. dollars on an unhedged basis. Over the period, growth prospects improved for most of the world's developed economies. Unemployment rates trended down and capacity utilization rates trended higher.

     Growing resource constraints combined with higher input prices from higher commodity prices, most notably oil, have caused modest acceleration of inflation rates. In response, all developed countries except Japan have tightened monetary policy in an attempt to prevent inflationary pressures from building further. In Japan, although the economy is showing improvement, deflationary pressures have remained evident, and the Bank of Japan has kept in place its 0% interest rate policy initiated in February 1999.

     In non-Japanese markets, yield curves have flattened considerably as short-term interest rates have risen significantly more than long-term interest rates. Another consequence of strong economic growth has been rapid improvement in government fiscal balances at the same time that private credit demand has been robust. In Europe and the United States this has caused supply/demand dynamics to improve in favor of government securities. As a result, the yield spread of corporate bonds compared to government bonds has widened.

PAINEWEBBER
GLOBAL INCOME FUND

Investment Goals:
Primarily,high current income consistent with prudent investment risk; secondarily,capital appreciation

Portfolio Managers:
Stuart Waugh
William W.King
Mitchell Hutchins Asset Management Inc.

Commencement:
March 20, 1987 (Class B)
July 1, 1991 (Class A)
August 26, 1991 (Class Y)
July 2, 1992 (Class C)


Dividend Payments:
Monthly

SEMIANNUAL REPORT                                 PAINEWEBBER GLOBAL INCOME FUND

PORTFOLIO REVIEW

Average Annual Total Returns, Periods Ended 4/30/00
                                            6 Months  1 Year  5 Years  10 Years  Inception0
---------------------------------------------------------------------------------------------
Before Deducting             Class A*        -1.94%   -3.30%   4.65%     N/A       5.69%
Maximum Sales Charge         Class B**       -2.63    -4.40    3.74     6.47%      7.67
                             Class C+        -2.18    -3.68    4.14      N/A       4.39
                             Class Y++       -1.76    -2.86    4.97      N/A       5.95
---------------------------------------------------------------------------------------------
After Deducting              Class A*        -5.89    -7.13    3.80      N/A       5.21
Maximum Sales Charge         Class B**       -7.39    -8.97    3.42     6.47       7.67
                             Class C+        -2.89    -4.37    4.14      N/A       4.39
---------------------------------------------------------------------------------------------
Salomon Smith Barney World
   Gov't Bond Index (U.S. $, Unhedged)       -4.35    -3.47    3.20     8.66       7.35
Lipper Global Income Funds Median            -2.60    -4.83    4.05     6.40       7.20
---------------------------------------------------------------------------------------------

Past performance is no guarantee of future performance. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative. The performance data quoted assume reinvestment of all dividends and capital gains. Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

0 Inception: since commencement of issuance on July 1, 1991 for Class A shares, March 20, 1987 for Class B shares, July 2, 1992 for Class C shares and August 26, 1991 for Class Y shares. Inception performance for the Index and the Lipper median are shown as of the inception of the oldest share class.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds, as well as the trustee of the PaineWebber 401(k) Plus Plan. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

PAINEWEBBER GLOBAL INCOME FUND                                 SEMIANNUAL REPORT

PORTFOLIO HIGHLIGHTS

     Over the semiannual period, the Fund's investment strategy consisted of the following components. Global duration ranged between 3.8-4.3 years, primarily reflecting the Fund's zero weighting in the Japanese government bond market, which was not fully compensated by overweightings elsewhere. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) Duration in the U.S. was longer than the benchmark, based on credible Federal Reserve monetary policies, low inflation and attractive valuations, especially in agency, corporate and Yankee bonds. The Fund's allocation to emerging-market debt ranged between 8-14% of net assets, primarily in sovereign credits with stable or improving credit profiles. The Fund held a roughly 27% weight (+/-5%) in the euro, with opportunistic investments in the yen and commodity currencies.

OUTLOOK

GLOBAL ECONOMY

     We believe the scenario most likely to develop over the next twelve months is for the U.S. economy to slow modestly while overseas economies continue to accelerate. This soft-landing scenario would stop deterioration in the U.S. current account deficit--a major threat to the world's macroeconomic balance. Inflation pressures remain controlled, although mild wage pressures are emerging in the United States.

     If inflation remains low then continued growth need not imply much higher bond yields in the United States and Europe. In Japan, however, deflation must end for growth to normalize. Japan's fiscal stimulus program is likely to require continued massive bond issuance, which will exert upward pressure on bond yields.

DURATION STRATEGY AND MARKET ALLOCATION

     Presently, the Fund's global duration is roughly four years--shorter than the World Government Bond Index (WGBI). As noted in the Highlights section, this setting primarily reflects the Fund's lack of exposure in the Japanese government bond market. Duration in the U.S. remains slightly longer than in the WGBI, for the reasons noted in the Highlights section above. Fund duration in the UK is short based on extreme valuations in longer maturity bonds and also in Europe, based on our belief that the European Central Bank must continue to raise rates at this stage in Europe's business cycle. The Fund has no exposure to Japanese government bonds.

SEMIANNUAL REPORT                                 PAINEWEBBER GLOBAL INCOME FUND

CURRENCY STRATEGY

     The Fund's exposure to the euro hurt absolute performance over the semiannual period. Prospects for euro appreciation looked good to us last fall. We believed the euro would appreciate based on an outlook for accelerating cyclical growth in Europe, a deteriorating U.S. current-account deficit and increasing volatility in the U.S. equity markets. Although each of these trends did develop in the first quarter, the euro weakened nevertheless.

     We expect pressures on the euro to abate. Cyclically, Europe is recovering--its economy doesn't appear vulnerable to financial shocks nor does it have a current-account deficit. Based on many traditional measures, the euro is undervalued and should recover. The Fund's present exposure to the euro is about 26%, roughly three-quarters of the euro exposure of the WGBI. We don't want to hedge substantially more unless we're convinced the currency will continue to fall, because we believe a reversal in the euro from present levels could be substantial and quick.

CREDIT AND EMERGING MARKET STRATEGY

     We have recently begun to increase allocations to corporate and agency bonds in the U.S., where spreads are historically attractive.

     We are making opportunistic allocations to emerging-market debt, primarily in sovereign credits with stable or improving credit profiles. Several emerging-market countries appear vulnerable to external shocks or over-reliance on foreign financing. Nevertheless, we believe a number of BBB/BB-rated credits have strong enough fundamentals that their credit ratings can withstand a downturn of investor sentiment.

PAINEWEBBER GLOBAL INCOME FUND                                 SEMIANNUAL REPORT

PORTFOLIO STATISTICS

Characteristics*                                           4/30/00      10/31/99
--------------------------------------------------------------------------------
Net Assets ($mm)                                            $292.4        $358.1
Weighted Average Duration                                  4.2 yrs       4.0 yrs
Weighted Average Maturity                                  9.2 yrs       7.4 yrs
--------------------------------------------------------------------------------


Asset Allocation*                                          4/30/00      10/31/99
--------------------------------------------------------------------------------
Europe                                                       40.2%         34.9%
U.S. Treasurys and Corporates                                38.5          41.9
Emerging Market Investment Grade                              6.5           6.2
Australia, Canada & New Zealand                               5.8           7.6
Emerging Market Noninvestment Grade                           5.6           6.1
Cash & Equivalents                                            3.4           3.3
--------------------------------------------------------------------------------
Total                                                       100.0         100.0



Currency Exposure*                                         4/30/00      10/31/99
--------------------------------------------------------------------------------
U.S. Dollar                                                  53.9%         55.9%
Unhedged--Europe                                             26.9          35.6
Foreign Currency Hedged to U.S. Dollars                      10.0           1.7
Unhedged--Australia, Canada, Japan, Korea & New Zealand       9.2           6.8
--------------------------------------------------------------------------------
Total                                                       100.0         100.0



Credit Quality*                                            4/30/00      10/31/99
--------------------------------------------------------------------------------
A1/P1                                                         6.7%          5.8%
AAA                                                          59.5          59.4
AA                                                            9.3           8.1
A                                                            14.0          16.6
BBB                                                           4.9           3.9
BB                                                            3.4           4.7
B                                                             2.2           1.5
--------------------------------------------------------------------------------
Total                                                       100.0         100.0

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT                                 PAINEWEBBER GLOBAL INCOME FUND

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on PaineWebber Global Income Fund or another fund in the PaineWebber Family of Funds,1 please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander                      /s/ Brian M. Storms

MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.


/s/ Stuart Waugh                         /s/ William W. King

STUART WAUGH                             WILLIAM W. KING
Managing Director                        First Vice President
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
Portfolio Manager, Global Income Fund    Portfolio Manager, Global Income Fund




This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended April 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PaineWebber Global Income Fund
Performance Results (unaudited)

                                     Net Asset Value                       Total Return/1/
                            ---------------------------------- ---------------------------------------
                                                                 12 Months                 6 Months
                            04/30/00  10/31/99    04/30/99     Ended 04/30/00           Ended 04/30/00
------------------------------------------------------------------------------------------------------
Class A Shares                $9.31     $9.76       $10.18        (3.30)%                   (1.94)%
------------------------------------------------------------------------------------------------------
Class B Shares                 9.25      9.72        10.14        (4.40)                    (2.63)
------------------------------------------------------------------------------------------------------
Class C Shares                 9.31      9.76        10.17        (3.68)                    (2.18)
------------------------------------------------------------------------------------------------------

Performance Summary Class A Shares

                             Net Asset Value
                            ------------------  Capital Gains    Dividends    Paid from     Total
Period Covered              Beginning  Ending    Distributed        Paid       Capital    Return/1/
------------------------------------------------------------------------------------------------------
07/01/91 - 12/31/91          $10.40    $11.05      $0.0100        $0.4800        --         11.11%
------------------------------------------------------------------------------------------------------
1992                          11.05     10.42       0.1644         0.6029        --          1.22
------------------------------------------------------------------------------------------------------
1993                          10.42     10.97       0.1445         0.7486        --         14.16
------------------------------------------------------------------------------------------------------
1994                          10.97      9.90       0.0009         0.3213      $0.3178      (3.89)
------------------------------------------------------------------------------------------------------
1995                           9.90     10.44        --            0.7325        --         13.20
------------------------------------------------------------------------------------------------------
1996                          10.44     10.44        --            0.7113        --          7.13
------------------------------------------------------------------------------------------------------
1997                          10.44     10.14        --            0.5914       0.0899       3.84
------------------------------------------------------------------------------------------------------
1998                          10.14     10.58        --            0.6125       0.0814      10.74
------------------------------------------------------------------------------------------------------
1999                          10.58      9.61        --            0.3892       0.1704      (3.93)
------------------------------------------------------------------------------------------------------
01/01/00 - 04/30/00            9.61      9.31        --            0.1754        --         (1.32)
------------------------------------------------------------------------------------------------------
                                               Totals: $0.3198    $5.3651      $0.6595
------------------------------------------------------------------------------------------------------
                                      Cumulative Total Return as of 04/30/00:               63.12%
------------------------------------------------------------------------------------------------------

/1/ Figures assume reinvestment of all dividends, capital gains and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Global Income Fund
Performance Results (unaudited) (continued)

Performance Summary Class B Shares

                            Net Asset Value
                          -------------------   Capital Gains     Dividends   Paid from   Total
Period Covered            Beginning  Ending      Distributed         Paid      Capital  Return/1/
-------------------------------------------------------------------------------------------------
03/20/87 - 12/31/87        $10.00      $10.86      $0.1800           $0.6647     --       17.58%
-------------------------------------------------------------------------------------------------
1988                        10.86       10.64       0.1489            1.3436     --       12.15
-------------------------------------------------------------------------------------------------
1989                        10.64       10.25         --              0.9200     --        5.44
-------------------------------------------------------------------------------------------------
1990                        10.25       10.87         --              1.1300     --       17.72
-------------------------------------------------------------------------------------------------
1991                        10.87       11.05       0.0100            0.7300     --       10.75
-------------------------------------------------------------------------------------------------
1992                        11.05       10.41       0.1644            0.5214     --        0.38
-------------------------------------------------------------------------------------------------
1993                        10.41       10.96       0.1445            0.6689     --       13.36
-------------------------------------------------------------------------------------------------
1994                        10.96        9.87       0.0009            0.2852   $0.2810    (4.77)
-------------------------------------------------------------------------------------------------
1995                         9.87       10.41         --              0.6538     --       12.39
-------------------------------------------------------------------------------------------------
1996                        10.41       10.41         --              0.6336     --        6.34
-------------------------------------------------------------------------------------------------
1997                        10.41       10.11         --              0.5240    0.0804     3.06
-------------------------------------------------------------------------------------------------
1998                        10.11       10.54         --              0.5249    0.0699     9.73
-------------------------------------------------------------------------------------------------
1999                        10.54        9.56         --              0.3276    0.1440    (4.89)
-------------------------------------------------------------------------------------------------
01/01/00 - 04/30/00          9.56        9.25         --              0.1442     --       (1.76)
-------------------------------------------------------------------------------------------------
                                                 Totals: $0.6487     $9.0719   $0.5753
-------------------------------------------------------------------------------------------------
                                      Cumulative Total Return as of 04/30/00:            163.67%
-------------------------------------------------------------------------------------------------

Performance Summary Class C Shares

                            Net Asset Value
                          -------------------   Capital Gains     Dividends   Paid from   Total
Period Covered            Beginning  Ending      Distributed         Paid      Capital  Return/1/
-------------------------------------------------------------------------------------------------
07/02/92 - 12/31/92        $10.94      $10.42      $0.1644           $0.3744     --        0.10%
-------------------------------------------------------------------------------------------------
1993                        10.42       10.97       0.1445            0.6973     --       13.64
-------------------------------------------------------------------------------------------------
1994                        10.97        9.89       0.0009            0.2978   $0.2938    (4.43)
-------------------------------------------------------------------------------------------------
1995                         9.89       10.42         --              0.6801     --       12.54
-------------------------------------------------------------------------------------------------
1996                        10.42       10.43         --              0.6592     --        6.70
-------------------------------------------------------------------------------------------------
1997                        10.43       10.13         --              0.5482    0.0836     3.33
-------------------------------------------------------------------------------------------------
1998                        10.13       10.58         --              0.5540    0.0736    10.22
-------------------------------------------------------------------------------------------------
1999                        10.58        9.61         --              0.3545    0.1551    (4.41)
-------------------------------------------------------------------------------------------------
01/01/00 - 04/30/00          9.61        9.31         --              0.1599     --       (1.48)
-------------------------------------------------------------------------------------------------
                                                 Totals: $0.3098     $4.3254   $0.6061
-------------------------------------------------------------------------------------------------
                                      Cumulative Total Return as of 04/30/00:             40.01%
-------------------------------------------------------------------------------------------------

/1/ Figures assume reinvestment of all dividends, capital gains and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the six months ended April 30, 2000 and since inception, August 26, 1991 through April 30, 2000, Class Y shares had a total return of (1.76)% and 65.27%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Global Income Fund
Performance Results (unaudited) (concluded)

AVERAGE ANNUAL TOTAL RETURN

                              % Return Without         % Return After
                                  Deducting               Deducting
                                Maximum Sales           Maximum Sales
                                   Charge                  Charge
                              ---------------------   ---------------------
Class                            A*     B**    C***      A*     B**    C***
-----------------------------------------------------------------------------
Twelve Months Ended 03/31/00  (1.39)% (2.50)% (1.88)% (5.38)% (7.15)% (2.58)%
-----------------------------------------------------------------------------
Five Years Ended 03/31/00      5.26    4.34   4.74     4.40    4.03    4.74
-----------------------------------------------------------------------------
Ten Years Ended 03/31/00        N/A    6.71     N/A     N/A    6.71     N/A
-----------------------------------------------------------------------------
Commencement of Operations
 Through 03/31/00+             5.97    7.87   4.69     5.48    7.87    4.69
-----------------------------------------------------------------------------

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5.0% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of operations dates are July 1, 1991, March 20, 1987 and July 2,
  1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the twelve months ended March 31, 2000, for the five years ended March 31, 2000 and since inception August 26, 1991 through March 31, 2000, Class Y shares have an average annual total return of (1.05)%, 5.57 and 6.24%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Global Income Fund

Portfolio of Investments                              April 30, 2000 (unaudited)

 Principal
   Amount                                    Maturity          Interest
   (000)*                                     Dates             Rates         Value
 ----------                            -------------------- -------------- ------------


 Long-Term Debt Securities -- 77.63%

 Brazil -- 1.09%
 US$  2,326 Federal Republic of
             Brazil, DCB............         04/15/12            7.438%@   $  1,674,720
 US$  1,970 Federal Republic of
             Brazil.................         05/15/27           10.125        1,526,750
                                                                           ------------
                                                                              3,201,470
                                                                           ------------

 Canada -- 3.23%
     13,850 Government of Canada....         09/01/01            7.000        9,452,239
                                                                           ------------

 France -- 1.53%
      4,870 Government of France....         10/25/07            5.500        4,487,489
                                                                           ------------

 Germany -- 5.59%
     19,345 Federal Republic of
             Germany................   02/17/04 to 07/04/09 3.250 to 4.000   16,357,521
                                                                           ------------

 Hungary -- 0.65%
    520,000 Government of Hungary...         06/12/01           13.500        1,892,080
                                                                           ------------

 Italy -- 3.70%
     10,647 Republic of Italy.......         04/01/04            8.500       10,823,809
                                                                           ------------

 Korea -- 0.66%
 US$  1,860 Republic of Korea.......         04/15/08            8.875        1,918,032
                                                                           ------------

 Malaysia -- 1.97%
 US$  3,025 Government of Malaysia..         06/01/09            8.750        3,100,625
 US$  3,092 Petroliam Nasional
             Berhad**...............         10/15/26            7.625        2,653,245
                                                                           ------------
                                                                              5,753,870
                                                                           ------------

 Mexico -- 3.83%
 US$  5,786 Pemex Finance Limited...         11/15/03            6.125        5,605,188
 US$  1,400 United Mexican States...         05/15/26           11.500        1,655,500
 US$  4,010 United Mexican States
             Series B, DISC(1)......         12/31/19            6.943@       3,929,800
                                                                           ------------
                                                                             11,190,488
                                                                           ------------

 Netherlands -- 7.63%
     24,179 Government of
             Netherlands............   09/15/01 to 01/15/28 5.500 to 8.750   22,301,330
                                                                           ------------

 Panama -- 0.75%
 US$  2,330 Republic of Panama......         04/01/29            9.375        2,190,200
                                                                           ------------

 Philippines -- 0.73%
 US$  2,235 Republic of Philippines.         10/21/24            9.500        2,140,013
                                                                           ------------

 Poland -- 1.94%
     14,975 Republic of Poland......         06/12/04           10.000        2,897,847
 US$  3,090 Republic of Poland, PDI.         10/27/14            6.000#       2,777,138
                                                                           ------------
                                                                              5,674,985
                                                                           ------------
 Trinidad & Tobago -- 1.34%
 US$  3,800 Republic of Trinidad &
             Tobago**...............         10/01/09            9.875        3,914,000
                                                                           ------------

PaineWebber Global Income Fund



 Principal
   Amount                                    Maturity          Interest
   (000)*                                     Dates              Rates         Value
 ----------                            -------------------- --------------- ------------


 Long-Term Debt Securities --
  (concluded)

 Turkey -- 1.13%
 US$  3,113 Republic of Turkey......   11/05/04 to 01/15/30     11.875%     $  3,308,624
                                                                            ------------

 United Kingdom -- 13.91%
     23,915 United Kingdom Gilt.....   08/27/02 to 12/07/03 6.500 to 10.000   40,673,596
                                                                            ------------
 United States -- 27.95%
      2,921 Abbey National Capital
             Trust..................        06/30/30++           8.963         2,828,933
      3,070 Associates Corporation
             of North America.......         11/01/03            5.750         2,887,970
      3,560 CIT Group Incorporated..         02/15/04            5.500         3,287,147
      9,000 Clorox Corporation......         07/15/01            8.800         9,153,171
      4,145 FMR Corporation.........         06/15/29            7.570         3,918,173
      9,000 Ford Motor Capital
             Corporation BV.........         07/01/01            9.500         9,201,096
      5,815 General Motors
             Acceptance Corporation.         11/10/03            5.750         5,469,670
      2,745 HSBC Capital Funding LP
             **.....................        06/30/30++          10.176         2,847,539
     21,608 U.S. Treasury Inflation
             Index Notes............   01/15/08 to 04/15/28      3.625        20,846,969
     18,880 U.S. Treasury Bonds(2)..   11/15/27 to 02/15/29 5.250 to 6.125    17,850,904
      3,507 Wells Fargo Company.....         09/03/02            6.500         3,433,164
                                                                            ------------
                                                                              81,724,736
                                                                            ------------
 Total Long-Term Debt Securities
 (cost -- $246,258,485)..............                                        227,004,482
                                                                            ------------

     12,885 Australia Treasury
             Bills..................         05/18/00            5.750+        7,505,351
                                                                            ------------
 Short-Term Debt Securities -- 18.32%

 Australia -- 2.57%


 Germany -- 2.93%
      9,459 Federal Republic of
             Germany................         09/15/00            3.250         8,579,202
                                                                            ------------

 Netherlands -- 2.32%
      7,425 Government of
             Netherlands............         05/15/00            9.000         6,769,179
                                                                            ------------
 United States -- 10.50%
      9,500 Federal Home Loan Bank..         08/09/00            5.710         9,488,353
     21,400 U.S. Treasury Notes(2)..   08/31/00 to 11/30/00 4.625 to 5.125    21,211,000
                                                                            ------------
                                                                              30,699,353
                                                                            ------------
 Total Short-Term Debt Securities
 (cost -- $56,472,885)...............                                         53,553,085
                                                                            ------------
 Repurchase Agreement -- 1.44%
      4,220 Repurchase agreement
             dated 04/28/00 with
             Warburg Dillion Read
             LLC, collateralized by
             $3,154,000
             U.S. Treasury Bonds,
             12.000%, due 08/15/13
             (value -- $4,305,210);
             proceeds: $4,222,005
             (cost -- $4,220,000)...         05/01/00            5.700         4,220,000
                                                                            ------------
 Total Investments (cost --
  $306,951,370) -- 97.39%............                                        284,777,567
 Other assets in excess of
 liabilities -- 2.61%................                                          7,626,258
                                                                            ------------
 Net Assets -- 100.00%...............                                       $292,403,825
                                                                            ============

PaineWebber Global Income Fund
----------
Note: The Portfolio of Investments is listed by the issuer's country of origin.

    * In local currency unless otherwise indicated.
   ** Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified Institutional buyers.
    # Reflects rate at April 30, 2000 on step coupon rate instrument.
    @ Floating rate securities--the interest rates shown are the current rates as of April 30, 2000.
    + Interest rate shown is discount rate at date of purchase.
   ++ Maturity date shown is the callable date for perpetual rewriting securities.
  (1) Issued with additional 6,169,000 recoverable rights attached maturing on 06/30/03 with no market value.
  (2) Security, or portion thereof, was on loan at April 30, 2000.
  DCB Debt Conversion Bond.
 DISC Discount Bond.
  PDI Past Due Interest Bond.

Forward Foreign Currency Contracts

                                                                             Unrealized
                         Contract to                                        Appreciation
                           Deliver   In Exchange for     Maturity Dates    (Depreciation)
                         ----------- ---------------- -------------------- --------------
Australian Dollars......   6,442,500 US$    3,786,000       05/18/00         $  23,108
Australian Dollars......   6,442,500 US$    3,785,355       05/18/00            22,463
British Pounds..........  11,485,000 US$   18,455,613 05/03/00 to 06/08/00     563,000
British Pounds..........   8,432,000 US$   13,298,950       05/30/00           162,162
British Pounds..........   8,185,000 US$   12,932,791       06/27/00           177,167
Euro....................  16,583,000 US$   15,892,443 05/03/00 to 06/14/00     771,049
Japanese Yen............ 289,779,120 US$    2,724,000       05/08/00            37,655
U.S. Dollars............   8,550,894 EUR    8,593,000       06/14/00          (708,600)
U.S. Dollars............   2,614,258 EUR    2,638,000       05/22/00          (210,522)
U.S. Dollars............   1,057,124 EUR    1,097,000       05/03/00           (58,902)
U.S. Dollars............   8,846,794 GBP    5,560,000       05/03/00          (185,950)
U.S. Dollars............  13,383,742 JPY1,390,458,815 05/08/00 to 05/19/00    (477,079)
U.S. Dollars............   3,999,322 JPY  415,129,576       05/22/00          (141,242)
U.S. Dollars............   3,617,381 KRW4,020,719,000       05/30/00             6,076
                                                                             ---------
                                                                             $ (19,615)
                                                                             =========
-----------------

Currency Type Abbreviations:
EUR--Euro
GBP--British Pounds
JPY--Japanese Yen
KRW--Korean Wan
US$--United States Dollars

Investments by Type of Issuer

                                                               Percent of Net
                                                                   Assets
                                                            --------------------
                                                            Long-term Short-term
                                                            --------- ----------
Government and other public issuers........................   62.01%    18.32%
Bank and other financial institutions......................   11.58       --
Industrial.................................................    4.04       --
Repurchase agreement.......................................    --        1.44
                                                              -----     -----
                                                              77.63%    19.76%
                                                              =====     =====


                 See accompanying notes to financial statements

PaineWebber Global Income Fund
Statement of Assets and Liabilities                   April 30, 2000 (unaudited)

Assets
Investments in securities, at value (cost -- $306,951,370).......  $284,777,567
Investments of cash collateral received for securities loaned, at
 value (cost -- $33,045,912).....................................    33,045,912
Foreign currency (cost -- $433,414)..............................       411,717
Receivable for investments sold..................................     8,154,663
Interest receivable..............................................     6,010,952
Receivable for shares of beneficial interest sold................        11,686
Unrealized appreciation on forward foreign currency contracts....     1,762,680
Other assets.....................................................       113,879
                                                                   ------------
Total assets.....................................................   334,289,056
                                                                   ------------
Liabilities
Collateral for securities loaned.................................    33,045,912
Payable for investments purchased................................     5,448,748
Payable for shares of beneficial interest repurchased............       976,838
Unrealized depreciation on forward foreign currency contracts....     1,782,295
Payable to affiliates............................................       258,081
Accrued expenses and other liabilities...........................       373,357
                                                                   ------------
Total liabilities................................................    41,885,231
                                                                   ------------
Net Assets
Beneficial interest -- $0.001 par value (unlimited amount
 authorized).....................................................   339,892,592
Distributions in excess of net investment income.................       (92,978)
Accumulated net realized losses from investment transactions.....   (24,893,301)
Net unrealized depreciation of investments, other assets,
 liabilities and forward contracts denominated in foreign
 currencies......................................................   (22,502,488)
                                                                   ------------
Net assets.......................................................  $292,403,825
                                                                   ============
Class A:
Net assets.......................................................  $261,255,897
                                                                   ------------
Shares outstanding...............................................    28,059,202
                                                                   ------------
Net asset value and redemption value per share...................         $9.31
                                                                          =====
Maximum offering price per share (net asset value plus sales
 charge of 4.00% of offering price)..............................         $9.70
                                                                          =====
Class B:
Net assets.......................................................  $  6,270,457
                                                                   ------------
Shares outstanding...............................................       677,774
                                                                   ------------
Net asset value and offering price per share.....................         $9.25
                                                                          =====
Class C:
Net assets.......................................................  $ 18,091,670
                                                                   ------------
Shares outstanding...............................................     1,943,577
                                                                   ------------
Net asset value and offering price per share.....................         $9.31
                                                                          =====
Class Y:
Net assets.......................................................  $  6,785,801
                                                                   ------------
Shares outstanding...............................................       729,047
                                                                   ------------
Net asset value, offering price and redemption value per share...         $9.31
                                                                          =====

                 See accompanying notes to financial statements

PaineWebber Global Income Fund

Statement of Operations

                                                                   For the Six
                                                                   Months Ended
                                                                  April 30, 2000
                                                                   (unaudited)
                                                                  --------------
Investment income:
Interest (net of foreign withholding taxes -- $1,626)...........   $ 11,142,246
                                                                   ------------
Expenses:
Investment advisory and administration fees.....................      1,216,108
Service fees -- Class A.........................................        360,309
Service and distribution fees -- Class B........................         42,855
Service and distribution fees -- Class C........................         74,120
Transfer agency and related services fees.......................        180,786
Custody and accounting..........................................        132,532
Reports and notices to shareholders.............................         73,980
Legal and audit.................................................         54,420
State registration fees.........................................         20,686
Trustees' fees..................................................          5,250
Other expenses..................................................          8,270
                                                                   ------------
                                                                      2,169,316
Less: Fee waiver from adviser...................................         (4,081)
                                                                   ------------
Net expenses....................................................      2,165,235
                                                                   ------------
Net investment income...........................................      8,977,011
                                                                   ------------
Realized and unrealized gains (losses) from investment
 transactions:
Net realized losses from:
 Investment transactions........................................     (2,487,911)
 Foreign currency transactions..................................     (5,128,605)
Net change in unrealized appreciation (depreciation) of:
 Investments....................................................     (7,925,085)
 Other assets, liabilities and forward contracts denominated in
  foreign currencies............................................        229,134
                                                                   ------------
Net realized and unrealized losses from investment transactions.    (15,312,467)
                                                                   ------------
Net decrease in net assets from operations......................   $ (6,335,456)
                                                                   ============


                 See accompanying notes to financial statements

PaineWebber Global Income Fund

Statement of Changes in Net Assets

                                                  For the Six
                                                  Months Ended
                                                   April 30,        For the
                                                      2000         Year Ended
                                                  (unaudited)   October 31, 1999
                                                  ------------  ----------------
From operations:
Net investment income...........................  $  8,977,011   $  23,096,844
Net realized losses from investments and foreign
 currency transactions..........................    (7,616,516)     (2,087,692)
Net change in unrealized
 appreciation/depreciation of investments, other
 assets,
 liabilities and forward contracts denominated
 in foreign currencies..........................    (7,695,951)    (31,646,405)
                                                  ------------   -------------
Net decrease in net assets resulting from
 operations.....................................    (6,335,456)    (10,637,253)
                                                  ------------   -------------
Dividends and distributions to shareholders:
From net investment income -- Class A...........    (7,976,443)    (11,711,650)
From net investment income -- Class B...........      (195,495)       (631,462)
From net investment income -- Class C...........      (499,389)       (732,369)
From net investment income -- Class Y...........      (227,242)       (342,651)
In excess of net investment income -- Class A...       --           (2,470,298)
In excess of net investment income -- Class B...       --             (119,488)
In excess of net investment income -- Class C...       --             (153,577)
In excess of net investment income -- Class Y...       --              (75,412)
From paid in capital -- Class A.................       --           (5,969,172)
From paid in capital -- Class B.................       --             (288,728)
From paid in capital -- Class C.................       --             (371,100)
From paid in capital -- Class Y.................       --             (182,224)
                                                  ------------   -------------
Total dividends and distributions to
 shareholders...................................    (8,898,569)    (23,048,131)
                                                  ------------   -------------
From beneficial interest transactions:
Net proceeds from the sale of shares............    51,997,956     151,934,535
Cost of shares repurchased......................  (108,364,520)   (255,256,106)
Proceeds from dividends reinvested..............     5,924,869      15,238,771
                                                  ------------   -------------
Net decrease in net assets from beneficial
 interest transactions..........................   (50,441,695)    (88,082,800)
                                                  ------------   -------------
Net decrease in net assets......................   (65,675,720)   (121,768,184)
Net assets:
Beginning of period.............................   358,079,545     479,847,729
                                                  ------------   -------------
End of period...................................  $292,403,825   $ 358,079,545
                                                  ============   =============


                 See accompanying notes to financial statements

Notes to Financial Statements (unaudited)

Organization and Significant Accounting Policies
 PaineWebber Investment Series ("Trust") was organized under Massachusetts law by a Declaration of Trust dated December 22, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Trust currently has one series, PaineWebber Global Income Fund (the "Fund"). The Fund's primary investment objective is high current income consistent with pru-dent investment risk; capital appreciation is a secondary objective.
 Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structure, ongoing serv-ice and/or distribution charges, if any, and certain transfer agency and re-lated expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal rights as to voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their service and/or distribution plan. Class Y shares have no service or distribution plan.
 The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assump-tions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
 Valuation of Investments--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last sale prices, current market quotations or valua-tions from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Michell Hutchins Asset Management, Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a mar-ket value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "board"). The am-ortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dol-lars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.
 Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur be-tween the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.
 Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including ac-crued

Notes to Financial Statements (unaudited)

interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collat-eral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to le-gal proceedings. The Fund occasionally participates in joint repurchase agree-ment transactions with other funds managed by Mitchell Hutchins.
 Investment Transactions and Investment Income--Investment transactions are re-corded on the trade date. Realized gains and losses from investments and for-eign exchange transactions are calculated using the identified cost method. In-terest income is recorded on an accrual basis. Discounts are accreted as ad-justments to interest income and the identified cost of investments.
 Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (af-ter adjusting for current capital share activity of the respective classes). Class specific expenses are charged directly to the applicable class of shares.
 Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and
(2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.
 Although the net assets and the market values of the Fund's securities are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when deter-mining the gain or loss upon the sale or maturity of foreign currency denomi-nated debt obligations pursuant to federal income tax regulations. Certain for-eign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency denominated assets and liabilities at year-end ex-change rates are included in change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.
 Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to enhance income.
 The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or main-tain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consumma-tion of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.
 Risks may arise with respect to entering into forward contracts from the po-tential inability of counterparties to meet the terms of their forward con-tracts and from unanticipated movements in the value of foreign currencies rel-ative to the U.S. dollar.

Notes to Financial Statements (unaudited)

 Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.
 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differ-ences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Concentration of Risk
 Investing in securities of foreign issuers and currency transactions may in-volve certain considerations and risks not typically associated with invest-ments in the United States. These risks include revaluation of currencies, ad-verse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific in-dustry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. compa-nies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political devel-opments particular to a specific industry, country or region.
Investment Adviser and Administrator
 The Trust's board has approved an Investment Advisory and Administration Con-tract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accor-dance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

  Average Daily Net Assets                                           Annual Rate
  ------------------------                                           -----------
  Up to $500 million................................................    0.750%
  In excess of $500 million up to $1.0 billion......................    0.725
  In excess of $1.0 billion up to $1.5 billion......................    0.700
  In excess of $1.5 billion up to $2.0 billion......................    0.675
  Over $2.0 billion.................................................    0.650

 At April 30, 2000, the Fund owed Mitchell Hutchins $184,999 in investment ad-visory and administration fees. Mitchell Hutchins waived a portion of its in-vestment advisory and administration fees in connection with the Fund's invest-ment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC. For the six months ended April 30, 2000, Mitchell Hutchins waived $4,081.
Distribution Plans
 Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under sepa-rate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of

Notes to Financial Statements (unaudited)

Class A, Class B and Class C shares and monthly distribution fees at the annual rates of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively. At April 30, 2000, the Fund owed Mitchell Hutchins $72,164 in service and distribution fees.
 Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charge paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the six months ended April 30, 2000, it earned $11,191 in sales charges.
Security Lending
 The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government se-curities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accord-ingly. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in re-covery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund is compensated for the lending of its securities, which is included in interest income, from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the bor-rower plus reasonable administrative and custody fees. For the six months ended April 30, 2000, the Fund earned $20,977 as compensation for lending its securi-ties, and PaineWebber earned $6,995 in compensation as the Fund's lending agent. At April 30, 2000, the Fund owed PaineWebber $918 in compensation.
 At April 30, 2000, the Fund's custodian held cash having an aggregate value of $33,045,912 as collateral for portfolio securities loaned having a market value of $31,608,881.
 As of April 30, 2000 the Fund invested the cash collateral in the following money market funds:

   Number of Shares                                                    Value
   ----------------                                                 -----------
       4,716,911    AIM Liquid Assets Portfolio..................   $ 4,716,911
                    Mitchell Hutchins Private Money Market Fund
      22,160,824    LLC..........................................    22,160,824
          27,528    Provident Temp Fund Portfolio................        27,528
       6,140,649    Scudder Institutional Fund Incorporated......     6,140,649
                                                                    -----------
   Total investments of cash collateral received for securities loaned (cost -- $33,045,912)..................................  $33,045,912
                                                                    ===========

Bank Line of Credit
 The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for tempo-rary financing until the settlement of sale or purchase of portfolio securi-ties, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection there-with, the Fund has agreed to pay a commitment fee, pro rata, based on the rela-tive asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended April 30, 2000, the Fund did not borrow under the Fa-cility.
Transfer Agency Related Service Fees
 PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for the services by PFPC, Inc., not the Fund. For the six months ended

Notes to Financial Statements (unaudited)

April 30, 2000, PaineWebber received from PFPC, Inc., not the Fund, approxi-mately 53% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.
Investments in Securities
 For federal income tax purposes, the cost of securities owned at April 30, 2000 was substantially the same as the cost of securities for financial state-ment purposes.
 At April 30, 2000, the components of the net unrealized depreciation of in-vestments were as follows:

   Gross appreciation (investments having an excess of value
    over cost)..................................................  $  2,376,271
   Gross depreciation (investments having an excess of cost over
    value)......................................................   (24,550,074)
                                                                  ------------
   Net unrealized depreciation of investments...................  $(22,173,803)
                                                                  ============
 For the six months ended April 30, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:
   Purchases....................................................   $48,430,826
   Sales........................................................   $86,642,425

Federal Tax Status
 The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year sub-stantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.
 At October 31, 1999, the Fund had a capital loss carryforward of $17,248,634 available as a reduction, to the extent provided in the regulations, of any fu-ture net realized capital gains which expires as follows: $1,494,819 in 2002 and $15,753,815 in 2003. To the extent that such losses are used to offset fu-ture capital gains, it is probable that the gains so offset will not be distributed.

Notes to Financial Statements (unaudited)


Shares of Beneficial Interest
 There are an unlimited number of $0.001 par value shares of beneficial inter-est authorized. Transactions in shares of beneficial interest were as follows:

                              Class A                    Class B                 Class C                Class Y
                     --------------------------  ------------------------  ---------------------  ---------------------
                       Shares        Amount        Shares       Amount      Shares     Amount      Shares     Amount
                     -----------  -------------  ----------  ------------  --------  -----------  --------  -----------
Six Months Ended
April 30, 2000:
Shares sold.........   5,288,961  $  50,317,982      44,166  $    419,824     6,073  $    58,192   125,680  $ 1,201,958
Shares repurchased.. (10,457,729)   (99,811,408)   (153,064)   (1,454,711) (322,316)  (3,090,241) (417,230)  (4,008,160)
Dividends
 reinvested.........     545,107      5,208,357      12,949       123,131    38,797      370,628    23,314      222,753
Shares converted
 from
 Class B to Class A.     477,687      4,585,589    (480,424)   (4,585,589)    --         --          --         --
                     -----------  -------------  ----------  ------------  --------  -----------  --------  -----------
Net decrease........  (4,145,974) $ (39,699,480)   (576,373) $ (5,497,345) (277,446) $(2,661,421) (268,236) $(2,583,449)
                     ===========  =============  ==========  ============  ========  ===========  ========  ===========
Year Ended
October 31, 1999:
Shares sold.........  14,109,640  $ 145,289,001      60,221  $    611,036    71,317  $   736,205   514,266  $ 5,298,293
Shares repurchased.. (23,208,621)  (237,511,862)   (612,534)   (6,215,142) (650,756)  (6,650,592) (477,606)  (4,878,510)
Dividends
 reinvested.........   1,292,664     13,082,832      61,875       627,737    93,162      943,121    57,930      585,081
Shares converted
 from
 Class B to Class A.   1,425,279     14,470,718  (1,431,266)  (14,470,718)    --         --          --         --
                     -----------  -------------  ----------  ------------  --------  -----------  --------  -----------
Net increase
 (decrease).........  (6,381,038) $ (64,669,311) (1,921,704) $(19,447,087) (486,277) $(4,971,266)   94,590  $ 1,004,864
                     ===========  =============  ==========  ============  ========  ===========  ========  ===========

PaineWebber Global Income Fund

Financial Highlights

 Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                    Class A
                          ----------------------------------------------------------------
                             For the
                            Six Months
                              Ended            For the Years Ended October 31,
                          April 30, 2000 -------------------------------------------------
                           (unaudited)     1999       1998      1997      1996      1995
                          -------------- --------   --------  --------  --------  --------
Net asset value,
 beginning of period....     $   9.76    $  10.58   $  10.27  $  10.46  $  10.35  $   9.99
                             --------    --------   --------  --------  --------  --------
Net investment income@..         0.27        0.57       0.62      0.69      0.72      0.77
Net realized and
 unrealized gains
 (losses) from
 investments
 and foreign currency@..        (0.46)      (0.82)      0.32     (0.19)     0.13      0.31
                             --------    --------   --------  --------  --------  --------
Net increase (decrease)
 from investment
 transactions...........        (0.19)      (0.25)      0.94      0.50      0.85      1.08
                             --------    --------   --------  --------  --------  --------
Dividends from net
 investment income......        (0.26)      (0.33)     (0.50)    (0.54)    (0.74)    (0.72)
Distributions in excess
 of net investment
 income.................        --          (0.07)     (0.05)    (0.06)    --        --
Distributions from paid
 in capital.............        --          (0.17)     (0.08)    (0.09)    --        --
                             --------    --------   --------  --------  --------  --------
Total dividends and
 distributions to
 shareholders...........        (0.26)      (0.57)     (0.63)    (0.69)    (0.74)    (0.72)
                             --------    --------   --------  --------  --------  --------
Net asset value, end of
 period.................     $   9.31    $   9.76   $  10.58  $  10.27  $  10.46  $  10.35
                             ========    ========   ========  ========  ========  ========
Total investment
 return(1)..............        (1.94)%     (2.44)%     9.51%     4.99%     8.60%    11.09%
                             ========    ========   ========  ========  ========  ========
Ratios/Supplemental
 data:
Net assets, end of
 period (000's).........     $261,256    $314,475   $408,190  $486,718  $549,932  $663,022
Expenses to average net
 assets, net of waivers
 from adviser(3)........         1.28%*      1.19%      1.24%     1.21%     1.27%     1.24%(2)
Net investment income to
 average net assets, net
 of waivers from
 adviser(3).............         5.59%*      5.58%      6.07%     6.66%     6.88%     7.47%(2)
Portfolio turnover rate.           19%         63%        93%      172%      126%      113%

---------

* Annualized.
@ Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(2) These ratios include non-recurring acquisition expenses of 0.04%.
(3) During the six months ended April 30, 2000 and the year ended October 31, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

PaineWebber Global Income Fund



                         Class B
---------------------------------------------------------------
   For the
  Six Months
    Ended            For the Years Ended October 31,
April 30, 2000  -----------------------------------------------
 (unaudited)     1999      1998      1997      1996      1995
--------------  -------   -------  --------  --------  --------
    $ 9.72      $ 10.54   $ 10.24  $  10.44  $  10.31  $   9.96
    ------      -------   -------  --------  --------  --------
      0.20         0.48      0.51      0.58      0.64      0.69
     (0.45)       (0.82)     0.33     (0.17)     0.15      0.30
    ------      -------   -------  --------  --------  --------
     (0.25)       (0.34)     0.84      0.41      0.79      0.99
    ------      -------   -------  --------  --------  --------
     (0.22)       (0.28)    (0.43)    (0.48)    (0.66)    (0.64)
      --          (0.06)    (0.04)    (0.05)    --        --
      --          (0.14)    (0.07)    (0.08)    --        --
    ------      -------   -------  --------  --------  --------
     (0.22)       (0.48)    (0.54)    (0.61)    (0.66)    (0.64)
    ------      -------   -------  --------  --------  --------
    $ 9.25      $  9.72   $ 10.54  $  10.24  $  10.44  $  10.31
    ======      =======   =======  ========  ========  ========
     (2.63)%      (3.29)%    8.53%     4.11%     7.95%    10.24%
    ======      =======   =======  ========  ========  ========
    $6,270      $12,187   $33,478  $103,312  $307,577  $484,534
      2.06%*       2.11%     2.13%     1.99%     1.99%     2.00%(2)
      4.77%*       4.64%     5.16%     5.83%     6.14%     6.71%(2)
        19%          63%       93%      172%      126%      113%
                         Class B       Class C
-------------------------------------------------------------------------------
   For the         For the
  Six Months      Six Months
    Ended           Ended          For the Years Ended October 31,
April 30, 2000  April 30, 2000 ------------------------------------------------
 (unaudited)     (unaudited)    1999      1998     1997     1996     1995
--------------- -------------- --------- -------- -------- -------- -----------
    $ 9.72         $  9.76     $ 10.58   $ 10.26  $ 10.45  $ 10.33  $  9.98
--------------- -------------- --------- -------- -------- -------- -----------
      0.20            0.24        0.52      0.56     0.63     0.67     0.71
     (0.45)          (0.45)      (0.82)     0.33    (0.18)    0.14     0.31
--------------- -------------- --------- -------- -------- -------- -----------
     (0.25)          (0.21)      (0.30)     0.89     0.45     0.81     1.02
--------------- -------------- --------- -------- -------- -------- -----------
     (0.22)          (0.24)      (0.30)    (0.46)   (0.50)   (0.69)   (0.67)
      --              --         (0.06)    (0.04)   (0.06)   --       --
      --              --         (0.16)    (0.07)   (0.08)   --       --
--------------- -------------- --------- -------- -------- -------- -----------
     (0.22)          (0.24)      (0.52)    (0.57)   (0.64)   (0.69)   (0.67)
--------------- -------------- --------- -------- -------- -------- -----------
    $ 9.25         $  9.31     $  9.76   $ 10.58  $ 10.26  $ 10.45  $ 10.33
=============== ============== ========= ======== ======== ======== ===========
     (2.63)%         (2.18)%     (2.93)%    9.01%    4.48%    8.12%   10.49%
=============== ============== ========= ======== ======== ======== ===========
    $6,270         $18,092     $21,682   $28,633  $36,935  $50,928  $71,329
      2.06%*          1.80%*      1.69%     1.77%    1.69%    1.73%    1.75%(2)
      4.77%*          5.08%*      5.08%     5.54%    6.17%    6.40%    6.96%(2)
        19%             19%         63%       93%     172%     126%     113%

PaineWebber Global Income Fund

Financial Highlights

 Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                  Class Y
                                            ---------------------------------------------------------
                                               For the
                                              Six Months
                                                Ended         For the Years Ended October 31,
                                            April 30, 2000 ------------------------------------------
                                             (unaudited)    1999     1998    1997     1996     1995
                                            -------------- ------   ------  -------  -------  -------
Net asset value, beginning of period.......     $ 9.76     $10.58   $10.27  $ 10.49  $ 10.35  $  9.99
                                                ------     ------   ------  -------  -------  -------
Net investment income@.....................       0.28       0.60     0.65     0.71     0.75     0.78
Net realized and unrealized gains (losses)
 from investments
 and foreign currency@.....................      (0.45)     (0.82)    0.32    (0.21)    0.17     0.32
                                                ------     ------   ------  -------  -------  -------
Net increase (decrease) from investment
 transactions..............................      (0.17)     (0.22)    0.97     0.50     0.92     1.10
                                                ------     ------   ------  -------  -------  -------
Dividends from net investment income.......      (0.28)     (0.35)   (0.52)   (0.56)   (0.78)   (0.74)
Distributions in excess of net investment
 income....................................       --        (0.07)   (0.05)   (0.06)   --       --
Distributions from paid in capital.........       --        (0.18)   (0.09)   (0.10)   --       --
                                                ------     ------   ------  -------  -------  -------
Total dividends and distributions to
 shareholders..............................      (0.28)     (0.60)   (0.66)   (0.72)   (0.78)   (0.74)
                                                ------     ------   ------  -------  -------  -------
Net asset value, end of period.............      $9.31     $ 9.76   $10.58  $ 10.27  $ 10.49  $ 10.35
                                                ======     ======   ======  =======  =======  =======
Total investment return(1).................      (1.76)%    (2.10)%   9.89%    5.20%    9.25%   11.39%
                                                ======     ======   ======  =======  =======  =======
Ratios/Supplemental data:
Net assets, end of period (000's)..........     $6,786     $9,735   $9,547  $10,096  $13,077  $16,613
Expenses to average net assets, net of
 waivers from adviser(3)...................       1.02%*     0.85%    0.96%    0.94%    0.96%    0.95%(2)
Net investment income to average net
 assets, net of waivers from adviser(3)....       5.84%*     5.86%    6.35%    6.93%    7.19%    7.77%(2)
Portfolio turnover rate....................         19%        63%      93%     172%     126%     113%

---------

* Annualized.
@ Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(2) These ratios include non-recurring acquisition expenses of 0.04%.
(3) During the six months ended April 30, 2000 and the year ended October 31, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

BOARD OF TRUSTEES
E. Garrett Bewkes, Jr.           Meyer Feldberg
Chairman                         George W. Gowen
Margo N. Alexander               Frederic V. Malek
Richard Q. Armstrong             Carl W. Schafer
Richard R. Burt                  Brian M. Storms
Mary C. Farrell


PRINCIPAL OFFICERS
Margo N. Alexander               Dennis L. McCauley
President                        Vice President
Dianne E. O'Donnell              Stuart Waugh
Vice President and Secretary     Vice President
Paul H. Schubert
Vice President and Treasurer

INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereof.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or correspondent firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 27 funds which encompass a diversified range of investment goals.

BOND FUNDS
 .    High Income Fund
 .    Investment Grade Income Fund
 .    Low Duration U.S. Government Income Fund
 .    Strategic Income Fund
 .    U.S. Government Income Fund

TAX - FREE BOND FUNDS
 .    California Tax-Free Income Fund
 .    Municipal High Income Fund
 .    National Tax-Free Income Fund
 .    New York Tax-Free Income Fund

STOCK FUNDS
 .    Enhanced S&P 500 Fund
 .    Enhanced Nasdaq-100 Fund
 .    Financial Services Growth Fund
 .    Growth Fund
 .    Growth and Income Fund
 .    Mid Cap Fund
 .    Small Cap Fund
 .    S&P 500 Index Fund
 .    Strategy Fund
 .    Tax-Managed Equity Fund
 .    Utility Income Fund

ASSET ALLOCATION FUNDS
 .    Balanced Fund
 .    Tactical Allocation Fund

GLOBAL FUNDS
 .    Asia Pacific Growth Fund
 .    Emerging Markets Equity Fund
 .    Global Equity Fund
 .    Global Income Fund

PAINEWEBBER MONEY MARKET FUND


PaineWebber

------------------------------
GLOBAL INCOME FUND

SEMIANNUAL REPORT

APRIL 30, 2000

                                   PaineWebber
                        (C)2000 PaineWebber Incorporated
                              All Rights Reserved.
                                   Member SIPC